UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                September 1, 2004




                       Exact Name of Registrant as specified in its charter;
 Commission            State of Incorporation;                                        IRS Employer
 File Number           Address and Telephone Number                                   Identification No.
 -----------           ----------------------------                                   --------------
 1-14756               Ameren Corporation                                                43-1723446
                       (Missouri Corporation)
                       1901 Chouteau Avenue
                       St. Louis, Missouri 63103
                       (314) 621-3222

 1-2967                Union Electric Company                                            43-0559760
                       (Missouri Corporation)
                       1901 Chouteau Avenue
                       St. Louis, Missouri 63103
                       (314) 621-3222

 1-3672                Central Illinois Public Service Company                           37-0211380
                       (Illinois Corporation)
                       607 East Adams Street
                       Springfield, Illinois 62739
                       (217) 523-3600




 333-56594             Ameren Energy Generating Company                                  37-1395586
                       (Illinois Corporation)
                       1901 Chouteau Avenue
                       St. Louis, Missouri 63103
                       (314) 621-3222

 2-95569               CILCORP Inc.                                                      37-1169387
                       (Illinois Corporation)
                       300 Liberty Street
                       Peoria, Illinois 61602
                       (309) 677-5230

 1-2732                Central Illinois Light Company                                    37-0211050
                       (Illinois Corporation)
                       300 Liberty Street
                       Peoria, Illinois 61602
                       (309) 677-5230





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 1, 2004, Ameren Corporation (Ameren) announced that Garry L. Randolph will relinquish his directorship on Union Electric Company's board of directors in conjunction with his retirement from Union Electric Company effective December 31, 2004 (refer to Item 8.01 below).


SECTION 8 - OTHER EVENTS
ITEM 8.01 Other Events.

     On September 1, 2004, Ameren announced that Garry L. Randolph, Senior Vice President and Chief Nuclear Officer of Union Electric Company and Senior Vice President of Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company, will retire effective December 31, 2004 and that during 2005, Mr. Randolph will provide consulting services to the Ameren companies. It was also announced that Charles D. Naslund, Vice President of Union Electric Company's Power Operations was elected Vice President-Nuclear Operations effective September 1, 2004. Ronald S. Affolter, Vice President-Nuclear Operations of Union Electric Company, has resigned to pursue other opportunities.



     This combined Form 8-K is being filed separately by Ameren, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company (each, a "registrant"). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.


                                            AMEREN CORPORATION
                                              (Registrant)

                                              /s/ Martin J. Lyons
                                        ---------------------------------------
                                                 Martin J. Lyons
                                            Vice President and Controller
                                           (Principal Accounting Officer)


                                          UNION ELECTRIC COMPANY
                                              (Registrant)

                                              /s/ Martin J. Lyons
                                        ---------------------------------------
                                                 Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)


                                       CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                              (Registrant)

                                              /s/ Martin J. Lyons
                                        ---------------------------------------
                                                 Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)


                                        AMEREN ENERGY GENERATING COMPANY
                                              (Registrant)

                                              /s/ Martin J. Lyons
                                        ---------------------------------------
                                                 Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)


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


                                              CILCORP Inc.
                                              (Registrant)

                                              /s/ Martin J. Lyons
                                        ---------------------------------------
                                                 Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)


                                        CENTRAL ILLINOIS LIGHT COMPANY
                                              (Registrant)

                                              /s/ Martin J. Lyons
                                        ---------------------------------------
                                                 Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)



Date:  September 1, 2004



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